UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2012

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, Pennsylvania	17325
(Address of principal executive offices)	(Zip Code)

(717) 334-3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 1.01	Entry into a Material Definitive Agreement

On March 28, 2012, the Registrant’s wholly-owned subsidiary, ACNB Bank (the “Bank”), entered into Salary Continuation Agreements (“SERPs”) with Thomas A. Ritter, Lynda L. Glass, and David W. Cathell. Further, on the same date, the Bank entered into an Amended and Restated 2001 Salary Continuation Agreement (the “2001 SERP”) with Mr. Ritter and an Amended and Restated 1996 Salary Continuation Agreement (the “1996 SERP”) with Ms. Glass. For a brief description of the material terms and conditions of the SERPs, 2001 SERP and 1996 SERP, please refer to Item 5.02, which is incorporated herein by reference, and to the copies of the SERPs, 2001 SERP and 1996 SERP filed herewith as Exhibits 99.1 through 99.5 and incorporated herein by reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

On March 28, 2012, the Registrant’s wholly-owned subsidiary, ACNB Bank (the “Bank”), entered into Salary Continuation Agreements (“SERPs”) with Thomas A. Ritter, Lynda L. Glass, and David W. Cathell. Further, on the same date, the Bank entered into an Amended and Restated 2001 Salary Continuation Agreement (the “2001 SERP”) with Mr. Ritter and an Amended and Restated 1996 Salary Continuation Agreement (the “1996 SERP”) with Ms. Glass.

The Material Terms of the SERPs, 2001 SERP and 1996 SERP

The material terms of the SERPs, 2001 SERP and 1996 SERP are summarized as follows:

1.                                       Normal Retirement. Upon termination of service at the normal retirement age, the executive shall receive an annual benefit amount in twelve (12) equal monthly installments for the greater of the executive’s life or 180 months. Under Mr. Ritter’s SERP agreement, the normal retirement amount he receives is reduced by the benefits he receives under the 2001 SERP, which benefits are payable for a total of 180 months. Under Ms. Glass’s SERP agreement, the normal retirement amount she receives is reduced by the benefits she receives under the 1996 SERP, which benefits are payable for a total of 180 months.

2.                                       Early Retirement. Given termination of service before the normal retirement age, the executive shall receive a reduced annual benefit amount at the normal retirement age according to a schedule in twelve (12) equal monthly installments for the greater of the executive’s life or

180 months. Under the 2001 SERP and 1996 SERP, the early retirement benefit is payable for a total of 180 months.

3.                                       Change of Control. Upon termination of service following a “Change of Control”, as defined in the SERPs, 2001 SERP and 1996 SERP, the executive shall receive the benefit amount described under Normal Retirement above.

4.                                       Restriction on Timing of Distributions. If the executive is considered a key employee under the Internal Revenue Code of 1986, as amended, the executive’s benefit distributions will not be made for the first six (6) months following separation, but will be accumulated and paid in a lump sum on the first day of the seventh month following separation of service.

5.                                       Section 409A. The distributions are subject to any restrictions required by Section 409A of the Internal Revenue Code of 1986, as amended.

6.                                       Death. Upon death of the executive during active service with the Bank, the executive’s beneficiary shall receive the benefit described under Normal Retirement above. If the executive dies during the benefit period, the executive’s beneficiary shall receive the remaining annual benefit amount up to the maximum aggregate of 180 monthly payments. Upon the death of the executive following a “Change of Control”, as defined in the SERPs, the executive’s beneficiary shall receive the benefit described under Normal Retirement above.

7.                                       The SERPs, 2001 SERP and 1996 SERP are subject to certain restrictions on payment of benefits following termination of employment for commission of a felony and certain noncompetition provisions.

8.                                       The benefits under the SERPs, 2001 SERP and 1996 SERP are not transferable, and the executives are considered general unsecured creditors of the Bank for benefits under the SERPs, 2001 SERP and 1996 SERP.

Annual Benefit for Messrs. Ritter and Cathell and Ms. Glass

The normal retirement age for Messrs. Ritter and Cathell is 65. The normal retirement age for Ms. Glass is 62. The aggregate annual benefit amount for normal retirement for Mr. Ritter under the SERP and 2001 SERP is $158,224. The aggregate annual benefit amount for normal retirement for Ms. Glass under the SERP and 1996 SERP is $67,075. The annual benefit amount for normal retirement for Mr. Cathell is $38,569.

For further information, please refer to the copies of the SERPs, 2001 SERP and 1996 SERP filed herewith as Exhibits 99.1 through 99.5 and incorporated herein by reference.

ITEM 9.01      Financial Statements and Exhibits

(a)          Financial Statements and Exhibits

None.

(b)         Pro Forma Financial Information

None.

(c)          Shell Company Transactions

None.

(d)         Exhibits

Exhibit Number	Description
99.1	Salary Continuation Agreement by and between ACNB Bank and Thomas A. Ritter dated as of March 28, 2012.

99.2	Salary Continuation Agreement by and between ACNB Bank and Lynda L. Glass dated as of March 28, 2012.

99.3	Salary Continuation Agreement by and between ACNB Bank and David W. Cathell dated as of March 28, 2012.

99.4	Amended and Restated 2001 Salary Continuation Agreement by and between ACNB Bank and Thomas A. Ritter dated as of March 28, 2012.

99.5	Amended and Restated 1996 Salary Continuation Agreement by and between ACNB Bank and Lynda L. Glass dated as of March 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: April 3, 2012	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President, Secretary & Chief Governance Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Salary Continuation Agreement by and between ACNB Bank and Thomas A. Ritter dated as of March 28, 2012.

99.2	Salary Continuation Agreement by and between ACNB Bank and Lynda L. Glass dated as of March 28, 2012.

99.3	Salary Continuation Agreement by and between ACNB Bank and David W. Cathell dated as of March 28, 2012.

99.4	Amended and Restated 2001 Salary Continuation Agreement by and between ACNB Bank and Thomas A. Ritter dated as of March 28, 2012.

99.5	Amended and Restated 1996 Salary Continuation Agreement by and between ACNB Bank and Lynda L. Glass dated as of March 28, 2012.